Exhibit 99.1

THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SUCH ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES, PROVIDED SUCH PLEDGE IS MADE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

SENIOR SECURED TERM NOTE

Issuance Date: November 17, 2008	Principal: U.S.$750,000

FOR VALUE RECEIVED, each of QSGI Inc., a Delaware corporation (“Parent”), QualTech International Corporation, a Delaware corporation (“International”), QualTech Services Group, Inc., a Delaware corporation (“Services”), QSGI-DPV Inc., a Delaware corporation (“DPV”),  QSGI-CCSI, INC., a Delaware corporation (“QSGI-CCSI”), and Contemporary Computer Services, Inc., a New York corporation (“CCSI”) (each of the foregoing companies, together with Parent, a “Company” and collectively, the “Companies”), hereby, jointly and severally, promises to pay to the order of Victory Park Credit Opportunities Master Fund, Ltd. or its registered assigns (the “Holder”) (a) the amount set out above as the Principal and (b) interest (“Interest”) on any outstanding Principal at a rate equal to twenty percent (20.00%) per annum from the date set out above as the Issuance Date (the “Issuance Date”) until the Maturity Date (as defined below), in each case in accordance with the terms hereof.

This Senior Secured Term Note (including all Senior Secured Term Notes issued in exchange, transfer or replacement hereof, this “Note”) is secured by and pursuant to that certain (a) Amended and Restated Securities Purchase Agreement, dated as of July 10, 2008 (as amended, modified, supplemented or restated, the “Amended Securities Purchase Agreement”), by and among the Companies, the investors listed on the Schedule of Buyers attached thereto (the “Buyers”) and Victory Park Management, LLC, as administrative agent and collateral agent (the “Agent”); (b) Pledge and Security Agreement, dated as of June 5, 2008, by and among the Companies, the Buyers and the Agent; and (c) the other Transaction Documents (as defined in the Amended Securities Purchase Agreement).

On the Maturity Date, the Companies shall indefeasibly pay in full in cash to the Holder an amount equal to the Principal and all accrued but unpaid Interest.  The “Maturity Date” shall be April 16, 2009, as may be extended at the sole option of the Holder.

On the Issuance Date:  (a) Holder shall deliver $750,000 United States Dollars to Parent; (b) the Companies shall indefeasibly pay in full in cash to the Holder a closing fee in an amount equal to $30,000 United States Dollars; (c) the Companies shall indefeasibly pay in full in cash to the Agent an amount equal to $20,000 United States Dollars for all fees, costs, and expenses incurred in connection with the drafting, preparation, and negotiation of this Note; and (d) Parent shall give written instructions to its transfer agent to forthwith issue and deliver an additional 2,000,000 shares of Parent’s Common Stock (as defined in the Amended Securities Purchase Agreement) to the Holder (the “Shares”).

On January 1, 2009, if the Companies are not then in default under this Note or that certain Senior Secured Revolving Note, dated as of July 10, 2008, issued by the Companies to the Holder in the stated principal amount of $7,500,000, then the Companies shall have the right (but not the obligation) to borrow an additional $250,000 from the Holder on substantially the same terms (as to interest rate and 666,000 Shares) set forth in, and in substantially the same form of, this Note.

The proceeds of this Note shall be used to purchase product to fulfill Company orders.

Any effect on EBITDA or Net Income created by the expense of the Shares issued hereunder shall be subtracted from any calculation of covenants in the Amended Securities Purchase Agreement.

Parent represents and warranties to the Holder that (a) the Shares and this Note are duly authorized, validly issued, full paid and nonassessable, and free from all preemptive or similar rights, taxes, liens, and charges with respect to the issue thereof, with the Holder being entitled to all rights accorded to a holder of Common Stock and this Note, (b) assuming the truth and accuracy of the representations and warranties of the Holder set forth in Article 6 of the Amended Securities Purchase Agreement (as applicable to the Shares and this Note), the issuance by the Parent of the Shares and this Note is exempt from registration under the 1933 Act, (c) it has the requisite power and authority to issue the Shares and this Note, (d) the issuance of the Shares and this Note will not result in a violation of any Parent’s certificate of incorporation or bylaws or other governing documents, or the terms of any capital stock or other equity interests of Parent, (e) the issuance of the Shares and this Note will not conflict with, or constitute a breach or default (or an event which with notice or lapse of time or both would become a breach of default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which Parent or any of its subsidiaries is a party, and (f) the issuance of the Shares and this Note will not result in a violation of any law, rule, regulation, order, judgment, or decree applicable to the Parent.  The Shares shall be subject to the same terms and rights set forth in that certain Registration Rights Agreement, dated as of June 5, 2008, by and among Parent and the Buyers (as amended, modified, supplemented or restated).

All payments with respect to this Note are to be made in lawful money of the United States of America to the Holder or the Agent, as applicable, at 227 West Monroe Street, Suite 3900, Chicago, IL 60606 or at such other place as the Holder or the Agent, as applicable, shall have designated by written notice to the Companies.

After all Principal, accrued Interest and other amounts at any time owed on this Note have been indefeasibly paid in full in cash, this Note shall automatically be deemed canceled, shall be surrendered to the Companies for cancellation and shall not be reissued.

This Note may be offered, sold, assigned or transferred by the Holder without the consent of the Companies.

This Note is a registered Note and upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered Holder hereof or such Holder’s attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee.  Prior to due presentment for registration of transfer, the Companies may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Companies will not be affected by any notice to the contrary.

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note and all disputes arising hereunder shall be governed by, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois.  The parties hereto (a) agree that any legal action or proceeding with respect to this Note or any other agreement, document, or other instrument executed in connection herewith, shall be brought in any state or federal court located within Chicago, Illinois, (b) irrevocably waive any objections which either may now or hereafter have to the venue of any suit, action or proceeding arising out of or relating to this Note, or any other agreement, document, or other instrument executed in connection herewith, brought in the aforementioned courts, and (c) further irrevocably waive any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.

THE HOLDER AND THE COMPANIES IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS NOTE OR ANY OTHER TRANSACTION DOCUMENT.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Companies has caused this Note to be duly executed as of the date set out above.

COMPANIES:
QSGI INC.
By:
Name:
Title:
QUALTECH INTERNATIONAL CORPORATION
By:
Name:
Title:
QUALTECH SERVICES GROUP, INC.
By:
Name:
Title:
QSGI-DPV INC.
By:
Name:
Title:
QSGI-CCSI, INC.
By:
Name:
Title:

CONTEMPORARY COMPUTER SERVICES, INC.
By:
Name:
Title: